UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 1, 2006

                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3758


                                Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into A Material Definitive Agreement

OVERVIEW

     On February 1, 2006, Poseidis, Inc. ("we" or the "Company") entered into agreements with Cornell Capital Partners, LP ("Cornell Capital") pursuant to which the Company, among other things, (a) obtained a loan of $344,000 from Cornell Capital and issued to Cornell Capital a convertible secured debenture in that principal amount (the "$344,000 Debenture") and (b) amended certain terms, agreements, and instruments with Cornell Capital relating to (i) the $300,000 principal amount of convertible secured debentures (the "$300,000 Debentures") that the Company had issued to Cornell Capital in 2005 and (ii) the Standby Equity Distribution Agreement that the Company and Cornell Capital had entered into in 2005. In addition, the Company's subsidiary in France, Montespan SAS ("Montespan"), obtained a confirmation letter dated January 25, 2006 from Mr. Christian Berthier confirming the agreement between Montespan and Mr. Berthier, subject to completion of more formal documentation and our payment of
(euro)150,000 to Mr. Berthier, to extend the expiration date of our current real estate purchase agreement with Mr. Berthier for two years from the date that the extension documentation is signed by Mr. Berthier and us, which we have agreed with Mr. Berthier to complete by March 15, 2006. That real estate purchase agreement (entered into in October 2005) provides Montespan with the contractual right to acquire the property in Theneuille, France where the spring is located from which we will draw our sparkling mineral water.

(a) Securities Purchase Agreement

     On February 1, 2006, we entered into a Securities Purchase Agreement ("S.P.A.") with Cornell Capital pursuant to which we issued the $344,000 Debenture to Cornell Capital. The $344,000 Debenture has a September 1, 2007 maturity date and accrues interest at 12% per year. Monthly scheduled payments of principal and accrued interest commence on September 1, 2006. The $344,000 Debenture is convertible into shares of our common stock at a price per share of $0.04, as adjusted in accordance with the terms of the $344,000 Debenture.

     The $344,000 Debenture is convertible into shares of our common stock at the option of Cornell Capital, subject to certain limitations including that Cornell Capital may not convert the $344,000 Debenture for a number of shares in excess of that number of shares which, upon giving effect to such conversion, would cause the aggregate number of shares of our common stock beneficially held by Cornell Capital to exceed 4.9% of our then outstanding common stock. Upon an uncured event of default, the conversion price is reduced to $0.0124 per share. We are permitted to redeem all or a portion of the $344,000 Debenture. In the event the closing bid price for our stock on a redemption date is greater than the $344,000 Debenture's conversion price, we must pay a redemption premium of 20% of the amount redeemed in addition to such redemption except that there is no such redemption premium on any redemptions of the $344,000 Debenture made prior to June 1, 2006.

     We  have  granted  a  security   interest  to  Cornell   Capital   covering
substantially all of our assets to secure the obligations under the $344,000 Debenture. To further secure our obligations under the $344,000 Debenture and under the $300,000 Debentures (as defined above), the Company and Cornell Capital have entered into a Pledge and Escrow Agreement whereby the Company has




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



pledged to Cornell Capital, and granted a security interest to Cornell Capital in, 20,000,000 shares of the Company's common stock. Pursuant to the S.P.A., we issued to Cornell Capital a warrant to purchase 3,750,000 shares of our common stock at an exercise price of $0.08 per share, a warrant to purchase 1,250,000 shares of our common stock at an exercise price of $0.12 per share, and a warrant to purchase 1,200,000 shares of our common stock at an exercise price of $0.25 per share.

     On February 1, 2006, Cornell Capital and we also amended the Investor Registration Rights Agreement dated August 26, 2005. Under the Amended and Restated Investor Registration Rights Agreement, we have agreed with Cornell Capital to file a registration statement with the SEC no later than 30 days after February 1, 2006 covering the shares of our common stock issuable to Cornell Capital pursuant to the $300,000 Debentures, the $344,000 Debenture, and the warrants that we have issued to Cornell in connection with such debentures. This figure is approximately 25.2 million shares based on certain assumptions and excluding for purposes of this calculation the shares of our common stock issuable to Cornell Capital pursuant to the Second Amended SEDA and related warrants and issuable to other parties.

(b) Amendment of Standby Equity Distribution Agreement

     On  February  1,  2006,   we  amended  and  restated  our  Standby   Equity
Distribution Agreement (the "Second Amended SEDA") with Cornell Capital, originally entered into on August 26, 2005 (the "Original SEDA") and previously amended on October 24, 2005 (the "First Amended SEDA"). Pursuant to the Original SEDA and the Second Amended SEDA, we may, at our discretion, periodically sell to Cornell Capital shares of our common stock for a total purchase price of up to $8,000,000. For each share of common stock purchased under the standby equity distribution agreement, Cornell Capital will pay us 96% of the lowest closing bid price of our common stock as quoted on the Over-the-Counter Bulletin Board or other principal market on which our common stock is traded for the five days immediately following the date we deliver a notice requiring Cornell Capital to purchase our shares under the Second Amended SEDA. The Original SEDA and the First Amended SEDA are included as exhibits in our current reports on Form 8-K filed with the SEC on September 1, 2005 and October 28, 2005, respectively.

     The Second Amended SEDA amends the payment terms pertaining to the $320,000 commitment fee due Cornell Capital as provided for in the Original SEDA. Under these amended terms, on February 1, 2006 we issued to Cornell Capital (i) 3,000,000 shares of common stock, (ii) a warrant to purchase 9,000,000 shares of common stock at an exercise price of $0.04 per share, and (iii) a promissory note in the principal amount of $200,000.

(c) Amendment of $300,000 Debentures

     On February 1, 2006 Cornell Capital and we amended and restated the $300,000 Debentures to provide that the maturity dates of those two debentures is September 1, 2007, that monthly scheduled payments of principal and interest commence on September 1, 2006, and that these two debentures are secured by the Security Agreement and the Pledge and Escrow Agreement dated February 1, 2006.

(d) Other Matters

     On February 1, 2006 we issued 250,000 shares of our common stock in payment of a $10,000 fee due the placement agent in connection with the Original SEDA.



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     Issuance of the securities  referred to herein was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The $344,000 Debenture was sold to one accredited investor in a private placement without the use of any form of general solicitation or advertising.

     No commissions were paid to broker-dealers in connection with this transaction.


SECTION 2. FINANCIAL INFORMATION

Item 2.03.  Creation of a Direct Financial Obligation

         See Item 1.01 above.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02.  Unregistered Sales of Equity Securities

         See Item 1.01 above.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:


Exhibit
Number      Description                                 Location
---------- -------------------------------------------------------

10.1       Securities Purchase Agreement dated
           as of February 1, 2006 between  the
           Company and Cornell Capital Partners, LP
           (exhibits omitted)                           Filed herewith

10.2        Security Agreement dated as of February 1,
            2006 between the Company and Cornell Capital
            Partners, LP                                Filed herewith

10.3        Amended and Restated Investor Registration
            Rights Agreement dated as of February 1, 2006
            between the Company and Cornell Capital
            Partners, LP                                Filed herewith



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



10.4        Pledge and Escrow Agreement dated as of
            February 1, 2006 between the Company and
            Cornell Capital Partners, LP                Filed herewith

10.5        Second Amended and Restated Standby Equity
            Distribution Agreement dated as of February 1,
            2006 between the Company and Cornell Capital
            Partners, LP                                Filed herewith

99.1        Secured Convertible Debenture dated as of
            February 1, 2006 issued to Cornell Capital
            Partners, LP                                Filed herewith

99.2        Warrant dated as of February 1, 2006 issued
            to Cornell Capital Partners, LP in the principal
            amount of $344,000 (3,750,000)              Filed herewith

99.3        Warrant dated as of February 1, 2006 issued
            to Cornell Capital Partners, LP (1,250,000
            shares)                                     Filed herewith

99.4        Warrant dated as of February 1, 2006 issued
            to Cornell Capital Partners, LP (1,200,000
            shares)                                     Filed herewith

99.5        Warrant dated as of February 1, 2006 issued
            to Cornell Capital Partners, LP (9,000,000
            shares)                                     Filed herewith

99.6        Promissory Note dated as of February 1, 2006
            issued to Cornell Capital Partners, LP in the
            principal amount of $200,000                Filed herewith

99.7        Second Amended and Restated Secured Convertible
            Debenture dated as of February 1, 2006 issued to
            Cornell Capital Partners in the principal amount
            of $150,000 (No. CCP-1aa)                   Filed herewith

99.8        Amended and Restated Secured Convertible Debenture
            dated as of February 1, 2006 issued to Cornell
            Capital Partners in the principal amount of
            $150,000 (No. CCP-2a)                       Filed herewith



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 2006


                                 POSEIDIS, INC.
                             ----------------------
                                  (Registrant)



                             By: /s/ Louis Pardau dit Pardo
                             ------------------------------------
                             Louis Pardau dit Pardo
                             Chief Executive Officer and President



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